Exhibit 99.2

Summit Financial Group Announces Both Record Quarterly and Annual
Earnings; Q4 GAAP EPS Increases 20.7%; Year End GAAP EPS Up 13.2%

    MOOREFIELD, W.Va--(BUSINESS WIRE)--Jan. 23, 2004--Summit Financial Group, Inc. (OTCBB: SMMF) today reported fourth quarter 2003 GAAP net income of $2,493,000 or $0.70 per diluted share, up 20.7 percent on an earnings per share basis from the $2,044,000, or $0.58 per diluted share, reported in the fourth quarter of 2002. Net income for the fourth quarter generated an annualized return on average shareholders' equity of 17.66% and an annualized return on average assets of 1.30% compared to fourth quarter ratios of 15.74% and 1.22%, respectively, in the prior year.
    Operating earnings, which exclude the impact of nonrecurring income and expense items, for fourth quarter 2003 were $2,323,000 or $0.66 per diluted share, up 20.0 percent on an earnings per share basis compared to operating earnings of $1,930,000 or $0.55 per diluted share for fourth quarter 2002. Summit's fourth quarter 2003 results, excluding nonrecurring items, produced an annualized return on average shareholders' equity of 16.46% and an annualized return on average assets of 1.22%, compared to prior year ratios of 14.86% and 1.15%, respectively. Nonrecurring items consisted principally of gains and losses realized on securities transactions and other significant transactional gains and losses.
    GAAP net income for the year ended December 31, 2003 was $8,208,000, or $2.32 per diluted share, up 13.2 percent on an earnings per share basis compared to $7,238,000 or $2.05 per diluted share for the same period of 2002. For the year ended December 31, 2003 operating earnings excluding one time income and expense items were $7,926,000 or $2.23 per diluted share, up 10.9 percent on an earnings per share basis, as compared to the $7,090,000 or $2.01 per diluted share for the same period of 2002.
    H. Charles Maddy, III, President and Chief Executive Officer commented, "We are extremely proud of Summit's consistent, strong financial performance, as 2003 marks the 16th consecutive year the Company has achieved record earnings. Additionally, we are equally pleased with the continued growth of each of our community banks, particularly in our Virginia markets, where our assets grew 24.1% during 2003. Further, Summit Financial, LLC, our recently organized mortgage loan origination operation achieved profitability in fourth quarter 2003, and we look forward to it contributing significantly to Summit's earnings in 2004."

    Summit Financial Group, Inc. is a financial holding company with total assets of $791 million. Summit operates thirteen banking locations through its three wholly owned subsidiary banks, Summit Community Bank headquartered in Moorefield, West Virginia, Capital State Bank, Inc. in Charleston, West Virginia, and Shenandoah Valley National Bank in Winchester, Virginia. Summit also operates Summit Financial, LLC, a residential mortgage loan originator located in Herndon, Virginia and organized during third quarter 2003.

    This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Summit's filings with the Securities and Exchange Commission for a summary of important factors that could affect Summit's forward-looking statements. Summit undertakes no obligation to revise these statements following the date of this press release.


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Quarterly Performance Summary --Q4 2003 vs Q4 2002
GAAP Basis

                                    For the  Quarter Ended
                                  ---------------------------
 Dollars in thousands, except per                             Percent
  share amounts                       12/31/2003  12/31/2002   Change
----------------------------------------------------------------------

 Condensed Statements of Income --GAAP Basis
   Interest income - taxable
    equivalent                           $10,917     $10,738      1.7%
   Interest expense                        4,252       4,694     -9.4%
                                  ---------------------------
   Net interest income - taxable
    equivalent                             6,665       6,044     10.3%
   Less:   taxable equivalent
    adjustment                               283         272      4.0%
                                  ---------------------------
   Net interest income                     6,382       5,772     10.6%
   Provision for loan losses                 232         308    -24.7%
                                  ---------------------------
   Net interest income after
    provision
     for loan losses                       6,150       5,464     12.6%
   Noninterest income                      3,644         407    795.3%
   Noninterest expense                     6,307       3,227     95.4%
                                  ---------------------------
   Income before income taxes              3,487       2,644     31.9%
   Income taxes                              994         600     65.7%
                                  ---------------------------
   Net income                             $2,493      $2,044     22.0%
                                  ===========================

 Per Share Data -- GAAP Basis
   Basic earnings                          $0.71       $0.58     22.4%
   Diluted earnings                        $0.70       $0.58     20.7%
   Average shares outstanding
      Basic                            3,506,874   3,506,073      0.0%
      Diluted                          3,541,296   3,525,115      0.5%

 Performance Ratios -- GAAP Basis
   Return on average equity                17.66%      15.74%    12.2%
   Return on average assets                 1.30%       1.22%     6.6%
   Net yield on earning assets -
    taxable equivalent                      3.69%       3.83%    -3.7%
   Efficiency ratio (A)                    63.68%      49.97%    27.4%

NOTE: (A) - Excludes nonrecurring income and expense items and amortization of intangibles


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Quarterly Performance Summary -- Q4 2003 vs Q4 2002
Excluding Nonrecurring Items

                                    For the Quarter Ended
                                 ----------------------------
 Dollars in thousands, except per                             Percent
  share amounts                      12/31/2003   12/31/2002   Change
----------------------------------------------------------------------

 Condensed Statements of Income
 Excluding Nonrecurring Items
   Interest income - taxable
    equivalent                          $10,917      $10,738      1.7%
   Interest expense                       4,252        4,694     -9.4%
                                 ----------------------------
   Net interest income - taxable
    equivalent                            6,665        6,044     10.3%
   Less:   taxable equivalent
    adjustment                              283          272      4.0%
                                 ----------------------------
   Net interest income                    6,382        5,772     10.6%
   Provision for loan losses                232          308    -24.7%
                                 ----------------------------
   Net interest income after
    provision
     for loan losses                      6,150        5,464     12.6%
   Noninterest income                     3,206          610    425.6%
   Noninterest expense                    6,143        3,227     90.4%
                                 ----------------------------
   Income before income taxes             3,213        2,847     12.9%
   Income taxes                             890          917     -2.9%
                                 ----------------------------
   Net income excluding
    nonrecurring items                   $2,323       $1,930     20.4%
                                 ============================

 Per Share Data
 Excluding Nonrecurring Items
   Basic earnings                         $0.66        $0.55     20.0%
   Diluted earnings                       $0.66        $0.55     20.0%
   Average shares outstanding
      Basic                           3,506,874    3,506,073      0.0%
      Diluted                         3,541,296    3,525,115      0.5%

 Performance Ratios
 Excluding Nonrecurring Items
   Return on average equity               16.46%       14.86%    10.8%
   Return on average assets                1.22%        1.15%     6.1%
   Net yield on earning assets -
    taxable equivalent                     3.69%        3.83%    -3.7%
   Efficiency ratio (A)                   63.68%       49.97%    27.4%

NOTE: (A) - Excludes nonrecurring income and expense items and amortization of intangibles


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Annual Performance Summary -- 2003 vs. 2002
GAAP Basis

                                      For the Year Ended
                                  ----------------------------
 Dollars in thousands, except per                              Percent
  share amounts                         12/31/2003 12/31/2002   Change
----------------------------------------------------------------------

 Condensed Statements of Income --GAAP Basis
   Interest income - taxable
    equivalent                             $42,344    $41,715     1.5%
   Interest expense                         17,530     18,842    -7.0%
                                  ----------------------------
   Net interest income - taxable
    equivalent                              24,814     22,873     8.5%
   Less:   taxable equivalent
    adjustment                               1,120      1,026     9.2%
                                  ----------------------------
   Net interest income                      23,694     21,847     8.5%
   Provision for loan losses                   915      1,215   -24.7%
                                  ----------------------------
   Net interest income after
    provision
     for loan losses                        22,779     20,632    10.4%
   Noninterest income                        5,824      1,945   199.4%
   Noninterest expense                      16,884     12,607    33.9%
                                  ----------------------------
   Income before income taxes               11,719      9,970    17.5%
   Income taxes                              3,511      2,732    28.5%
                                  ----------------------------
   Net income                               $8,208     $7,238    13.4%
                                  ============================

 Per Share Data
 Excluding Nonrecurring Items
   Basic earnings                            $2.34      $2.06    13.6%
   Diluted earnings                          $2.32      $2.05    13.2%
   Average shares outstanding
      Basic                              3,505,003  3,507,964    -0.1%
      Diluted                            3,536,643  3,526,081     0.3%

 Performance Ratios
 Excluding Nonrecurring Items
   Return on average equity                  15.03%     15.15%   -0.8%
   Return on average assets                   1.14%      1.15%   -0.9%
   Net yield on earning assets -
    taxable equivalent                        3.63%      3.86%   -6.0%
   Efficiency ratio (A)                      57.33%     52.03%   10.2%

NOTE: (A) - Excludes nonrecurring income and expense items and amortization of intangibles


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Annual Performance Summary -- 2003 vs. 2002
Excluding Nonrecurring Items

                                     For the Year Ended
                              --------------------------------
 Dollars in thousands, except                                  Percent
  per share amounts                 12/31/2003     12/31/2002   Change
----------------------------------------------------------------------

 Condensed Statements of Income
 Excluding Nonrecurring Items
   Interest income - taxable
    equivalent                         $42,344        $41,715     1.5%
   Interest expense                     17,530         18,842    -7.0%
                              --------------------------------
   Net interest income -
    taxable equivalent                  24,814         22,873     8.5%
   Less:   taxable equivalent
    adjustment                           1,120          1,026     9.2%
                              --------------------------------
   Net interest income                  23,694         21,847     8.5%
   Provision for loan losses               915          1,215   -24.7%
                              --------------------------------
   Net interest income after
    provision
     for loan losses                    22,779         20,632    10.4%
   Noninterest income                    5,205          2,094   148.6%
   Noninterest expense                  16,720         12,607    32.6%
                              --------------------------------
   Income before income taxes           11,264         10,119    11.3%
   Income taxes                          3,338          3,029    10.2%
                              --------------------------------
   Net income                           $7,926         $7,090    11.8%
                              ================================

 Per Share Data
 Excluding Nonrecurring Items
   Basic earnings                        $2.26          $2.02    11.9%
   Diluted earnings                      $2.24          $2.01    11.4%
   Average shares outstanding
      Basic                          3,504,373      3,507,964    -0.1%
      Diluted                        3,536,643      3,526,081     0.3%

 Performance Ratios
 Excluding Nonrecurring Items
   Return on average equity              14.51%         14.84%   -2.2%
   Return on average assets               1.10%          1.13%   -2.7%
   Net yield on earning assets
    - taxable equivalent                  3.63%          3.86%   -6.0%
   Efficiency ratio (A)                  57.33%         52.03%   10.2%

NOTE: (A) - Excludes nonrecurring income and expense items and amortization of intangibles


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary
GAAP Basis

                                         For the Quarter Ended
                           -------------------------------------------
 Dollars in thousands,
  except per share amounts       12/31/2003     9/30/2003   6/30/2003
----------------------------------------------------------------------

 Condensed Statements of
  Income -- GAAP Basis
   Interest income -
    taxable equivalent              $10,917       $10,572     $10,445
   Interest expense                   4,252         4,350       4,467
                           -------------------------------------------
   Net interest income -
    taxable equivalent                6,665         6,222       5,978
   Less:   taxable
    equivalent adjustment               283           280         277
                           -------------------------------------------
   Net interest income                6,382         5,942       5,701
   Provision for loan
    losses                              232           232         233
                           -------------------------------------------
   Net interest income
    after provision
     for loan losses                  6,150         5,710       5,468
   Noninterest income                 3,644           810         797
   Noninterest expense                6,307         3,797       3,439
                           -------------------------------------------
   Income before income
    taxes                             3,487         2,723       2,826
   Income taxes                         994           880         818
                           -------------------------------------------
   Net income                        $2,493        $1,843      $2,008
                           ===========================================

 Per Share Data -- GAAP
  Basis
   Basic earnings                     $0.71         $0.53       $0.57
   Diluted earnings                   $0.70         $0.52       $0.57
   Average shares
    outstanding
      Basic                       3,506,874     3,504,820   3,504,358
      Diluted                     3,541,296     3,554,700   3,534,643

 Performance Ratios -- GAAP
  Basis
   Return on average equity           17.66%        13.36%      14.62%
   Return on average assets            1.30%         1.02%       1.12%
   Net yield on earning
    assets - taxable
    equivalent                         3.69%         3.62%       3.54%
   Efficiency ratio (A)               63.68%        56.30%      53.03%

NOTE: (A) - Excludes nonrecurring income and expense items and amortization of intangibles


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary
GAAP Basis

                                              For the Quarter Ended
                                  ------------------------------------
 Dollars in thousands, except per
  share amounts                               3/31/2003   12/31/2002
----------------------------------------------------------------------

 Condensed Statements of Income --GAAP Basis
   Interest income - taxable
    equivalent                                 $10,408      $10,738
   Interest expense                              4,461        4,694
                                            --------------------------
   Net interest income - taxable
    equivalent                                   5,947        6,044
   Less:   taxable equivalent
    adjustment                                     278          272
                                            --------------------------
   Net interest income                           5,669        5,772
   Provision for loan losses                       218          308
                                            --------------------------
   Net interest income after
    provision
     for loan losses                             5,451        5,464
   Noninterest income                              573          407
   Noninterest expense                           3,340        3,227
                                            --------------------------
   Income before income taxes                    2,684        2,644
   Income taxes                                    820          600
                                            --------------------------
   Net income                                   $1,864       $2,044
                                            ==========================

 Per Share Data -- GAAP Basis
   Basic earnings                                $0.53        $0.58
   Diluted earnings                              $0.53        $0.58
   Average shares outstanding
      Basic                                  3,503,930    3,506,073
      Diluted                                3,529,886    3,525,115

 Performance Ratios -- GAAP Basis
   Return on average equity                      14.33%       15.74%
   Return on average assets                       1.09%        1.22%
   Net yield on earning assets -
    taxable equivalent                            3.66%        3.83%
   Efficiency ratio (A)                          53.09%       49.97%

NOTE: (A) - Excludes nonrecurring income and expense items and amortization of intangibles

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary
Excluding Nonrecurring Items

                                        For the Quarter Ended
                           -------------------------------------------
 Dollars in thousands,
  except per share amounts          12/31/2003    9/30/2003 6/30/2003
----------------------------------------------------------------------

 Condensed Statements of
  Income
 Excluding Nonrecurring
  Items
   Interest income -
    taxable equivalent                 $10,917      $10,572   $10,445
   Interest expense                      4,252        4,350     4,467
                           -------------------------------------------
   Net interest income -
    taxable equivalent                   6,665        6,222     5,978
   Less:   taxable
    equivalent adjustment                  283          280       277
                           -------------------------------------------
   Net interest income                   6,382        5,942     5,701
   Provision for loan
    losses                                 232          232       233
                           -------------------------------------------
   Net interest income
    after provision
       for loan losses                   6,150        5,710     5,468
   Noninterest income                    3,206          735       713
   Noninterest expense                   6,143        3,797     3,439
                           -------------------------------------------
   Income before income
    taxes                                3,213        2,648     2,742
   Income taxes                            890          851       786
                           -------------------------------------------
   Net income                           $2,323       $1,797    $1,956
                           ===========================================

 Per Share Data
 Excluding Nonrecurring
  Items
   Basic earnings                        $0.66        $0.51     $0.56
   Diluted earnings                      $0.66        $0.51     $0.55
   Average shares
    outstanding
      Basic                          3,506,874    3,504,820 3,504,358
      Diluted                        3,541,296    3,554,700 3,534,643

 Performance Ratios
 Excluding Nonrecurring
  Items
   Return on average equity              16.46%       13.02%    14.24%
   Return on average assets               1.22%        0.99%     1.10%
   Net yield on earning
    assets - taxable
    equivalent                            3.69%        3.62%     3.54%
   Efficiency ratio (A)                  63.68%       56.30%    53.03%

NOTE: (A) - Excludes nonrecurring income and expense items and amortization of intangibles


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary
Excluding Nonrecurring Items

                                           For the Quarter Ended
                                     ---------------------------------
 Dollars in thousands,
  except per share amounts                 3/31/2003    12/31/2002
          ------------------------------------------------------------

 Condensed Statements of
  Income
 Excluding Nonrecurring
  Items
   Interest income -
    taxable equivalent                       $10,408       $10,738
   Interest expense                            4,461         4,694
                                     ---------------------------------
   Net interest income -
    taxable equivalent                         5,947         6,044
   Less:   taxable
    equivalent adjustment                        278           272
                                     ---------------------------------
   Net interest income                         5,669         5,772
   Provision for loan
    losses                                       218           308
                                     ---------------------------------
   Net interest income
    after provision
       for loan losses                         5,451         5,464
   Noninterest income                            552           610
   Noninterest expense                         3,340         3,227
                                     ---------------------------------
   Income before income
    taxes                                      2,663         2,847
   Income taxes                                  812           917
                                     ---------------------------------
   Net income                                 $1,851        $1,930
                                     =================================

 Per Share Data
 Excluding Nonrecurring
  Items
   Basic earnings                              $0.53         $0.55
   Diluted earnings                            $0.52         $0.55
   Average shares
    outstanding
      Basic                                3,503,930     3,506,073
      Diluted                              3,529,886     3,525,115

 Performance Ratios
 Excluding Nonrecurring
  Items
   Return on average equity                    14.23%        14.86%
   Return on average assets                     1.08%         1.15%
   Net yield on earning
    assets - taxable
    equivalent                                  3.66%         3.83%
   Efficiency ratio (A)                        53.09%        49.97%


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Reconciliation of Operating Earnings to GAAP Net Income


                                For the Quarter Ended
                ------------------------------------------------------
 Dollars in
  thousands     12/31/2003  9/30/2003  6/30/2003 3/31/2003 12/31/2002
----------------------------------------------------------------------



 Operating
  earnings          $2,323     $1,797     $1,956    $1,851     $1,930

  Securities
   gains
   (losses):
  Gross gains
   (losses)            105          -         66        41       (214)
  Applicable
   income tax
    effect             (40)         -        (25)      (16)        82
                ------------------------------------------------------
                        65          -         41        25       (132)
  Other gains
   (losses):
  Gross gains
   (losses)            169         75         18       (20)        10
 Applicable
  income tax
   effect              (64)       (29)        (7)        8         (4)
                ------------------------------------------------------
                       105         46         11       (12)         6

 Purchased state
  income tax
  credits                -          -          -         -        240
                ------------------------------------------------------

 GAAP net income    $2,493     $1,843     $2,008    $1,864     $2,044
                ======================================================



                             For the Year Ended
                           ----------------------
 Dollars in
  thousands                12/31/2003 12/31/2002
-------------------------------------------------

 Operating
  earnings                     $7,926     $7,090

  Securities gains (losses):
  Gross gains (losses)            212       (140)
  Applicable income tax
   effect                         (81)        54
                           ----------------------
                                  131        (86)
  Other gains (losses):
  Gross gains (losses)            243         (9)
  Applicable income tax
   effect                         (92)         3
                           ----------------------
                                  151         (6)

  Purchased state income
   tax credits                      -        240
                           ----------------------

 GAAP net income               $8,208     $7,238
                           ======================


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Selected Balance Sheet Data

                                            As of
 Dollars in thousands, except per   -----------------------   Percent
  share amounts                     12/31/2003   12/31/2002    Change
----------------------------------------------------------------------

  Assets                              $791,465     $671,894      17.8%
  Securities                           235,409      212,598      10.7%
  Loans, net                           504,693      415,152      21.6%
  Intangible assets                      3,050        3,201      -4.7%
  Deposits                             511,801      458,648      11.6%
  Short-term borrowings                 49,714       20,191     146.2%
  Long-term borrowings                 168,255      137,396      22.5%
  Shareholders' equity                  57,188       52,080       9.8%

 Book value per share                   $16.30       $14.87       9.6%


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Asset Quality Information

                                 For the Quarter Ended
                 ----------------------------------------------------
 Dollars in
  thousands      12/31/2003 9/30/2003 6/30/2003 3/31/2003 12/31/2002
---------------------------------------------------------------------

 Net loan charge-
  off's                 $37       $46       $63      $142       $173
 Net loan charge-
  off's to
  average loans
  (annualized)         0.03%     0.04%     0.06%     0.13%      0.18%
 Allowance for
  loan losses        $4,681    $4,484    $4,298    $4,129     $4,053
 Allowance for
  loan losses as
  a percentage
     of period
      end loans        0.94%     0.94%     0.94%     0.90%      0.95%
 Nonperforming
  assets:
    Nonperforming
     loans           $1,658      $604    $1,056      $715     $1,491
    Foreclosed
     properties         497       560       546       677         81
    Nonaccrual
     securitites        396       399       405       412        421
                 ----------------------------------------------------
      Total          $2,551    $1,563    $2,007    $1,804     $1,993
                 ====================================================

 Nonperforming
  loans and
  foreclosed
  properties to
     period end
      loans and
      foreclosed
      properties       0.43%     0.24%     0.35%     0.32%      0.38%
                 ====================================================
 Nonperforming
  assets to
  period end
  assets               0.32%     0.21%     0.28%     0.25%      0.30%
                 ====================================================


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates Q4 2003 vs Q4 2002
                                         Q4 2003
                         --------------------------------------
                             Average       Earnings /  Yield /
Dollars in thousands         Balances       Expense      Rate
---------------------------------------------------------------

ASSETS
Interest earning assets
  Loans, net of unearned
   interest
    Taxable                     $490,823      $8,016      6.53%
    Tax-exempt                     5,943         122      8.21%
  Securities
    Taxable                      179,265       2,002      4.47%
    Tax-exempt                    43,323         738      6.81%
   Interest bearing
    deposits other banks
        and Federal funds
         sold                      3,908          39      3.99%
                         ----------------  ----------  --------
Total interest earning
 assets                          723,262      10,917      6.04%

Noninterest earning
 assets
  Cash & due from banks            9,928
  Premises & equipment            17,360
  Other assets                    18,646
  Allowance for loan
   losses                         (4,574)
                         ----------------
    Total assets                $764,622
                         ================

 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing
 liabilities
  Interest bearing
    demand deposits             $106,587        $203      0.76%
  Savings deposits                47,472          54      0.46%
  Time deposits                  284,266       2,133      3.00%
  Short-term borrowings           48,222         156      1.29%
  Long-term borrowings           168,570       1,706      4.05%
                         ----------------  ----------  --------
                                 655,117       4,252      2.60%
Noninterest bearing
 liabilities
  Demand deposits                 48,454
  Other liabilities                4,592
                         ----------------
    Total liabilities            708,163

Shareholders' equity              56,459
                         ----------------
  Total liabilities and
    shareholders' equity        $764,622
                         ================

NET INTEREST EARNINGS                         $6,665
                                           ==========

NET INTEREST YIELD ON EARNING ASSETS                      3.69%
                                                       ========


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Average Balance Sheet, Interest Earnings & Expenses
 and Average Rates
Q4 2003 vs Q4 2002
                                               Q4 2002
                         ---------------------------------------------
                                       Average        Earnings/ Yield/
Dollars in thousands                   Balances        Expense  Rate
----------------------------------------------------------------------
ASSETS
Interest earning assets
  Loans, net of unearned
   interest
    Taxable                          $407,562           $7,551  7.41%
    Tax-exempt                          6,569              138  8.40%
  Securities
    Taxable                           171,980            2,333  5.43%
    Tax-exempt                         38,297              681  7.11%
   Interest bearing
    deposits other banks
        and Federal funds
         sold                           7,119               35  1.97%
                         ------------------------------ -------- -----
Total interest earning
 assets                               631,527           10,738  6.80%

Noninterest earning
 assets
  Cash & due from banks                 9,512
  Premises & equipment                 13,049
  Other assets                         20,197
  Allowance for loan
   losses                              (4,029)
                         ------------------------------
    Total assets                     $670,256
                         ==============================

 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing
 liabilities
  Interest bearing
    demand deposits                  $102,317             $295  1.15%
  Savings deposits                     45,367              103  0.91%
  Time deposits                       265,542            2,456  3.70%
  Short-term borrowings                19,088               80  1.68%
  Long-term borrowings                137,550            1,760  5.12%
                         ------------------------------ -------- -----
                                      569,864            4,694  3.29%
Noninterest bearing
 liabilities
  Demand deposits                      42,838
  Other liabilities                     5,611
                         ------------------------------
    Total liabilities                 618,313

Shareholders' equity                   51,943
                         ------------------------------
  Total liabilities and
    shareholders' equity             $670,256
                         ==============================

NET INTEREST EARNINGS                                    $6,044
                                                        ========

NET INTEREST YIELD ON EARNING ASSETS                             3.83%
                                                                 =====


SUMMIT FINANCIAL GROUP, INC. (OTCBB:SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates YTD 2003 vs YTD 2002

                            For the Year Ended December 31,
                  ----------------------------------------------------
                             2003                       2002
                  --------------------------- ------------------------
                   Average  Earnings/ Yield/ Average  Earnings/ Yield/
                   Balances  Expense  Rate   Balances  Expense   Rate
Dollars in thousands
--------------------------------------------- ------------------------

ASSETS
Interest earning assets
  Loans, net of unearned interest

    Taxable          $455,526  $30,842  6.77% $376,745  $28,626  7.60%
    Tax-exempt          5,933      489  8.24%    6,268      529  8.44%
  Securities
    Taxable           175,821    7,952  4.52%  169,728    9,840  5.80%
    Tax-exempt         41,537    2,889  6.96%   34,968    2,572  7.36%
   Interest bearing
    deposits other
     banks and Federal
      funds sold        5,368      170  3.17%    5,458      148  2.71%
                  ------------ -------- ----- --------- -------- -----
Total interest
 earning assets       684,185   42,342  6.19%  593,167   41,715  7.03%

Noninterest
 earning assets
  Cash & due from
   banks                8,970                    8,981
  Premises &
   equipment           14,168                   13,079
  Other assets         19,746                   16,966
  Allowance for
   loan losses         (4,325)                  (3,649)
                  ------------                ---------
    Total assets     $722,744                 $628,544
                  ============                =========

 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
  Interest bearing
   demand deposits   $100,084     $793  0.79%  $93,001   $1,302  1.40%
  Savings deposits     46,985      256  0.54%   45,766      550  1.20%
  Time deposits       280,064    8,950  3.20%  247,587    9,712  3.92%
  Short-term
   borrowings          31,907      441  1.38%   15,973      326  2.04%
  Long-term
   borrowings         158,040    7,090  4.49%  134,384    6,952  5.17%
                  ------------ -------- ----- --------- -------- -----
                      617,080   17,530  2.84%  536,711   18,842  3.51%
Noninterest
 bearing liabilities
  Demand deposits      46,166                   39,364
  Other
   liabilities          4,870                    4,687
                  ------------                ---------
    Total
     liabilities      668,116                  580,762

Shareholders'
 equity                54,628                   47,782
                  ------------                ---------
  Total
   liabilities and
    shareholders'
     equity          $722,744                 $628,544
                  ============                =========

NET INTEREST EARNINGS          $24,812                  $22,873
                               ========                 ========

NET INTEREST YIELD ON EARNING
 ASSETS                                 3.63%                    3.86%
                                        =====                    =====

    CONTACT: Summit Financial Group
             Robert S. Tissue, 304-530-0552
             rtissue@SummitFGI.com